                                                                     Exhibit 4.7



            Amendment to the Investor Rights Agreement dated as of March 15, 2004 (this "Amendment"), among Memory
            Pharmaceuticals Corp. and the investors set forth on
            the signature page hereto (the "Investors")
            ------------------------------------------------------

            A. The Company and the Investors entered into a Fourth Amended and Restated Investor Rights Agreement dated as of September 11, 2003, as amended by an Agreement dated as of December 18, 2003, among the Company, Dr. Eric Kandel and the Investors (the "Investor Rights Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Investor Rights Agreement.

            B. The Company and the Investors wish to amend the definition of "Initial Public Offering" in the Investor Rights Agreement.

            C. Pursuant to Section 8.3 of the Investor Rights Agreement, this Amendment requires the Company's consent and the consent in writing of holders of at least two-thirds (2/3) of the outstanding shares of Preferred Stock.

            The Company and the Investors hereby agree as follows:

            1. Section 1.3 of the Investor Rights Agreement is hereby amended to delete the definition of "Initial Public Offering" in its entirety and replace it with the following:

            "Initial Public Offering" shall mean the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company to the public at an initial public offering price per share of not less than $7.50 (such dollar amount being subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization or similar event involving a change in the Common Stock) with net proceeds to the Company of not less than $25,000,000."

            2. Except as specifically amended by this Amendment, the Investor Rights Agreement remains in full force and effect. Wherever the terms of this Amendment and the Investor Rights Agreement conflict, this Amendment controls. All references in the Investor Rights Agreement to "this Agreement" shall mean the Investor Rights Agreement, as amended hereby.

            3. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument.

      In witness whereof, the undersigned have executed this Amendment to the Investor Rights Agreement as of the date first above written.

Company:                               Memory Pharmaceuticals Corp.



                                       By:/s/ Tony Scullion
                                          --------------------------------------
                                          Name:  Tony Scullion
                                          Title: Chief Executive Officer

Investors:                             Oxford Bioscience Partners II L.P.

                                       By: OBP Management II L.P.



                                       By:/s/ Jonathan J. Fleming
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Oxford Bioscience Partners (Bermuda) II
                                       Limited Partnership

                                       By: OBP Management II (Bermuda) Limited
                                       Partnership

                                       By:/s/ Jonathan J. Fleming
                                          --------------------------------------
                                          Name:
                                          Title:


                                      Oxford Bioscience Partners (Adjunct) II,
                                      L.P.

                                      By: OBP Management II L.P.



                                       By:/s/ Jonathan J. Fleming
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Oxford Bioscience Partners (GS-Adjunct)
                                       II, L.P.

                                       By: OBP Management II L.P.



                                       By:/s/ Jonathan J. Fleming
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Healthcare Ventures V L.P.

                                       By:/s/ Jeffrey Steinberg
                                          --------------------------------------
                                          Name:  Jeffrey Steinberg
                                          Title: Administrative Partner of
                                                 HealthCare Partners V, L.P.
                                                 The General Partner of
                                                 HealthCare Ventures V, L.P.


                                       Hudson Trust

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Venrock Associates

                                       By:/s/ Anthony Evnin
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Venrock Associates II, L.P.

                                       By:/s/ Anthony Evnin
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Alta Embarcadero Partners II LLC



                                       By:/s/ Alix Marduel
                                          --------------------------------------
                                          Name:
                                          Title:


                                       GLSLP Investment I Ltd.

                                       By:/s/ Christopher W. Cochrane
                                          --------------------------------------
                                          Name:  Christopher W. Cochrane
                                          Title: Authorized Signatory:
                                                 Nelson Representatives Limited


                                       S.R. One Limited

                                       By:/s/ Philip L. Smith
                                          --------------------------------------
                                          Name:  Philip L. Smith
                                          Title: General Partner


                                       Alexandria Real Estate Equities, L.P.,
                                          a Delaware limited partnership

                                       By: ARE-QRS Corp.,
                                          a Maryland general partner


                                       By:/s/ Peter T. Nelson
                                          --------------------------------------
                                          Name:  Peter T. Nelson
                                          Title: Chief Financial Officer


                                       Pharma/w Health

                                       By:/s/ Michael Sheffery
                                          --------------------------------------
                                          Name:  Michael Schffery
                                          Title: General Partner,
                                                 Orbimed Advisors, LLC

                                       Finsbury Worldwide Pharmaceutical Trust

                                       By:/s/ Michael Sheffery
                                          --------------------------------------
                                          Name:  Michael Sheffery
                                          Title: General Partner,
                                                 Orbimed Advisors, LLC

                                       Eaton Vance Worldwide Health Sciences
                                       Portfolio

                                       By:/s/ Michael Sheffery
                                          --------------------------------------
                                          Name:  Michael Sheffery
                                          Title: General Partner,
                                                 Orbimed Advisors, LLC

                                       Artal Services N.V.



                                       By:/s/ Bernard Darimont
                                          --------------------------------------
                                          Name:  Bernard Darimont
                                          Title: Managing Director


                                       Venrock Entrepreneuers Fund, L.P.



                                       By:/s/ Anthony B. Evnin
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Medica II Investment (Israel), LP



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Medica II Investment (International), LP



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      GIMV

/s/ Partick Von Benedek                By:/s/ Dirk Boogmons
-----------------------                   --------------------------------------
Patrick Von Benedek                       Name:  Dirk Boogmons
VP Life Sciences                          Title: CEO


                                       Memories Plus, LLC

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       M&G Equities

                                       By:/s/ Michael Kartunkel
                                          --------------------------------------
                                          Name:  Michael Kartunkel
                                          Title: Partner


                                       -----------------------------------------
                                       Kenneth J. Novack

                                       /s/ Larry Abrams
                                       -----------------------------------------
                                       Larry Abrams

                                       Hare & Co., FAO Finsbury Worldwide
                                       Pharmaceutical Trust PLC



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Adviesbeheer GIMV Life Sciences

/s/ Patrick Von Benedek                By:/s/ Dirk Boogmons
-----------------------                   --------------------------------------
Patrick Von Benedek                       Name:  Dirk Boogmons
Director                                  Title: Director


                                       Bioveda Fund Pte Ltd

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       By:Bioveda Capital Pte Ltd, Its
                                          Investment Manager



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       Medica II Investments (P.F.)(Israel) L.P.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Oxford Bioscience Partners II (Annex)
                                      L.P.

                                       By:  OBP Management II L.P.



                                       By:/s/ Jonathan J. Fleming
                                          --------------------------------------
                                          Name:
                                          Title:


                                       The Yasuda Enterprise Development I
                                       Limited Partnership

                                       By: Yasuda Enterprise Development Co.,
                                             Ltd.

                                       By:/s/ Minoru Oka
                                          --------------------------------------
                                          Name:  Minoru Oka
                                          Title: President and Representative
                                                   Director

                                       Gray Ghost, LLC

                                       By:/s/ Frank A. Bonsal, Jr.
                                          --------------------------------------
                                          Name:  Frank A. Bonsal, Jr.
                                          Title: Manager


                                       Mitsubishi Corporation

                                       By:/s/ Tsunehiko Yanagihara
                                          --------------------------------------
                                          Name:  Tsunehiko Yanagihara
                                          Title: General Manager
                                                 Life Sciences Business Unit


                                       Mitsubishi International Corporation

                                       By:/s/ Motoatsu Sakurai
                                          --------------------------------------
                                          Name:  Motoatsu Sakwai
                                          Title: President and CEO

                                       CZ Specialty Chemicals, Inc.


                                       By:/s/ Tsunehiko Yanagihara
                                          --------------------------------------
                                          Name:  Tsunehiko Yanagihara
                                          Title:


                                       -----------------------------------------
                                       Kenneth A. Sorensen, Ph.D.

                                       -----------------------------------------
                                       Hans-Jurgen Hess, Ph.D.

                                       Mchugh, Divincent, Allessi, Inc.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       Societe Generale Investment Corporation

                                       By:/s/ David M. Malcom
                                          --------------------------------------
                                          Name:  David M. Malcom
                                          Title: Vice President

                                       RHO Management Trust II

                                       By:  Rho Capital Partners, Inc.,
                                            Investment Advisor



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Yamanouchi Venture Capital, LLC



                                       By:/s/ Yoshitaka Yoneyama
                                          --------------------------------------
                                          Name:  Yoshitaka Yoneyama
                                          Title: President and Chief Financial
                                                   Officer

                                       Alta California Partners II, L.P.

                                       By:  Alta California Management Partners
                                       II, LLC, Its General Partner

                                       By:/s/ Alix Marduel
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Biomedicine L.P.

                                       By: International Bm Biomedicine
                                           Holdings (Cayman) Ltd., Its General
                                           Partner

                                       By:/s/ Illegible
                                          --------------------------------------
                                          Name:
                                          Title:

                                       /s/ Alexander Scriabine
                                       --------------------------------------
                                       Alexander Scriabine, M.D.

                                       New England Partners Capital, L.P.

                                       By:  Nep Capital, Llc, Its General
                                       Partner

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Middlegate Ventures, LLC



                                       By:/s/ Albert Sutton
                                          --------------------------------------
                                          Name:  Albert Sutton
                                          Title: Managing Partner


                                       -----------------------------------------
                                       David I. Wolsk


                                       -----------------------------------------
                                       David R. Novack


                                       -----------------------------------------
                                       Helen Novack


                                       -----------------------------------------
                                       Hyman Novack

                                       /s/ Natalie C. Scriabine (i.t.f.)
                                       -----------------------------------------
                                       Natalie C. Scriabine

                                       /s/ Christine B. Scriabine
                                       -----------------------------------------
                                       Christine B. Scriabine

                                       /s/ Steven Ostrofsky
                                       -----------------------------------------
                                       Steven Ostrofsky

                                       -----------------------------------------
                                       Peter Smith


                                       -----------------------------------------
                                       Judith Smith


                                       -----------------------------------------
                                       Stephen White


                                       -----------------------------------------
                                       Mariam White


                                       Hoffmann-La Roche Inc.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title: